[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          ANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]


                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) MONEY
                                MARKET SERIES

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Jean O. Alessandro*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

---------------------------------------------------------------------------------------
  NOT FDIC INSURED                   MAY LOSE VALUE                 NO BANK GUARANTEE
---------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues, in order to minimize credit risk.

As the Federal Reserve Board (the Fed) became nervous about inflationary forces picking up steam due to the strength of the U.S. economy and the global recovery, the Fed began its first in a series of three 0.25% interest-rate increases on June 30, 1999. Essentially, these three rate hikes reversed the effects of the three reductions in the federal funds target rate -- the rate at which banks may lend overnight funds to each other -- in the fall of 1998. In response to Fed rate hikes, interest rates on short-term (90-day) securities increased approximately 100 basis points (1.00%) during the past year. The federal funds rate, which began 1999 at 4.75%, ended the period at 5.50%. Because of what we think is the Fed's bias toward increasing rates, we've targeted 35 days for the average maturity of the Series' holdings.

We continue to limit the Series' investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to try to provide maximum security against credit risk. On December 31, 1999, approximately 83% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the Series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value at $1.00 per share, it is possible to lose money by investing in the Series.

    Respectfully,

/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Jean O. Alessandro is Assistant Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Cash Reserve Fund, MFS(R) Government Money Market Fund, MFS(R) Money Market Fund, the Money Market Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Money Market Series (part of MFS(R) Variable Insurance Trust(SM)).

Ms. Alessandro joined MFS in 1986 as a fixed-income trading assistant. From 1986 to 1990, she was a money market trader and, from 1990 to 1993, a senior money market specialist. She was named Investment Officer in 1993, portfolio manager in 1998, and Assistant Vice President in 1999. Ms. Alessandro earned a bachelor's degree from the University of Connecticut.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

Size: $11.4 million net assets as of December 31, 1999


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Commercial Paper - 83.5%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/28/00                             $300           $   298,684
    American General Finance Corp., due 2/17/00                             300               297,728
    Anheuser Busch, Inc., due 2/11/00                                       350               347,561
    Archer Daniels Midland Co., due 4/03/00                                 350               344,665
    Associates First Capital Corp., due 1/03/00                             400               399,911
    AT&T Corp., due 2/18/00                                                 200               198,480
    BankAmerica Corp., due 3/08/00                                          100                98,922
    Bell Atlantic Financial Services, due 1/20/00                           350               348,929
    Bellsouth Telecomm, Inc., due 1/25/00                                   200               199,295
    Campbell Soup Co., due 2/04/00                                          300               298,277
    Cargill, Inc., due 1/20/00                                              250               249,285
    Caterpillar Financial Services N V, due 2/14/00 - 2/22/00               400               396,813
    Citic Pacific Finance (Bank of America), due 1/14/00                    250               249,463
    Coca-Cola Co., due 1/31/00                                              350               348,326
    Daimler Benz North America, due 1/21/00 - 2/24/00                       400               398,114
    Formosa Plastics (ABN Amro Bank), due 2/16/00                           350               347,384
    General Electric Capital Corp., due 2/03/00 - 3/07/00                   400               396,773
    General Motors Acceptance Corp., due 2/15/00                            300               297,821
    GTE Funding, Inc., due 1/18/00 - 2/08/00                                450               447,998
    Halliburton Corp., due 1/10/00                                          350               349,453
    Heinz (H.J.) Co., due 1/19/00 - 2/01/00                                 450               448,281
    IBM Credit Corp., due 1/13/00                                           300               299,419
    Metropolitan Life Funding, Inc., due 1/27/00                            250               248,944
    Morgan (J.P.) & Co., Inc., due 1/18/00                                  250               249,363
    Morgan Stanley Dean Witter, due 1/24/00                                 300               298,860
    National Rural Utilities Cooperative Finance Corp.,
      due 1/24/00 - 3/17/00                                                 400               396,254
    Salomon Smith Barney Holdings, Inc., due 2/02/00                        300               298,461
    SBC Communications, Inc., due 2/18/00                                   400               396,933
    Sheffield Receivables Corp., due 2/04/00                                300               298,306
    Southern California Edison Co., due 2/18/00                             300               297,560
-----------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                                 $ 9,546,263
-----------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 16.1%
-----------------------------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp., due 2/08/00                       $300           $   298,204
    Federal Farm Credit Bank, due 3/10/00                                   330               326,414
    Federal Home Loan Bank, due 1/03/00                                     270               269,978
    Federal Home Loan Mortgage Corp., due 1/27/00 - 3/23/00                 600               594,849
    Federal National Mortgage Assn., due 3/16/00                            350               345,836
-----------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                           $ 1,835,281
-----------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost                                                      $11,381,544

Other Assets, Less Liabilities - 0.4%                                                          44,867
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $11,426,411
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                           $11,381,544
  Cash                                                                     7,211
  Receivable for Series shares sold                                       49,546
  Prepaid insurance                                                          338
  Other assets                                                               103
                                                                     -----------
      Total assets                                                   $11,438,742
                                                                     -----------
Liabilities:
  Payable for Series shares reacquired                               $    11,974
  Payable to affiliate for management fee                                    156
  Accrued expenses and other liabilities                                     201
                                                                     -----------
      Total liabilities                                              $    12,331
                                                                     -----------
Net assets (represented by paid-in capital)                          $11,426,411
                                                                     ===========
Shares of beneficial interest outstanding                             11,426,411
                                                                     ===========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)              $1.00
                                                                        =====

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $637,492
                                                                       --------
  Expenses -
    Management fee                                                     $ 62,309
    Trustees' compensation                                                2,431
    Shareholder servicing agent fee                                       4,362
    Administrative fee                                                    1,632
    Custodian fee                                                         7,658
    Printing                                                              5,212
    Auditing fees                                                        20,079
    Legal fees                                                            2,220
    Amortization of prepaid insurance                                       339
    Amortization of organization expenses                                 1,862
    Miscellaneous                                                         1,450
                                                                       --------
      Total expenses                                                   $109,554
    Fees paid indirectly                                                 (1,356)
    Reduction of expenses by investment adviser                         (33,428)
                                                                       --------
      Net expenses                                                     $ 74,770
                                                                       --------
        Net investment income                                          $562,722
                                                                       ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                               1999              1998
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                              $    562,722      $    430,322
                                                              ------------      ------------
Series share (principal) transactions at net assets value
  of $1.00 per share -
  Net proceeds from sale of shares                            $ 11,892,729      $ 13,129,805
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                  562,473           430,497
  Cost of shares reacquired                                    (12,597,423)      (10,747,102)
                                                              ------------      ------------
    Total increase (decrease) in net assets                   $   (142,221)     $  2,813,200
Net assets:
  At beginning of period                                        11,568,632         8,755,432
                                                              ------------      ------------
  At end of period                                            $ 11,426,411      $ 11,568,632
                                                              ============      ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,                          PERIOD ENDED
                                                ---------------------------------------------------------        DECEMBER 31,
                                                  1999            1998             1997              1996               1995*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 1.00          $ 1.00           $ 1.00            $ 1.00              $ 1.00
                                                ------          ------           ------            ------              ------
Income from investment operations# -
  Net investment income(S)                      $ 0.05          $ 0.05           $ 0.05            $ 0.04              $ 0.04
                                                ------          ------           ------            ------              ------
Less distributions declared to shareholders
  from net investment income                    $(0.05)         $(0.05)          $(0.05)           $(0.04)             $(0.04)
                                                ------          ------           ------            ------              ------
Net asset value - end of period                 $ 1.00          $ 1.00           $ 1.00            $ 1.00              $ 1.00
                                                ======          ======           ======            ======              ======
Total return                                      4.59%           4.91%            4.91%             4.55%               4.37%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      0.61%           0.62%            0.61%             0.63%               0.63%+
  Net investment income                           4.52%           4.76%            4.91%             4.53%               4.54%+
Net assets at end of period (000 Omitted)      $11,426         $11,569           $8,755            $  633              $  180

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management fees. In consideration, the Series pays MFS a fee not greater than 0.10% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                $ 0.04          $ 0.05           $ 0.04            $(0.21)             $(0.14)
    Ratios (to average net assets):
      Expenses##                                  0.88%           0.96%            1.36%            27.74%              21.54%+
      Net investment income (loss)                4.25%           4.42%            4.16%           (22.58)%            (16.37)%+
  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and /or life insurance products. As of December 31, 1999, there were 8 shareholders in the Series.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Deferred Organization Expenses -- Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly -- The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1999, the Series, for federal income tax purposes, had a capital loss carryforward of $53, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005, ($24), December 31, 2006, ($21), and December 31, 2007, ($8).

(3) Transactions with Affiliates
Investment Adviser -- The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, the aggregate unreimbursed expenses amounted to $176,105.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator -- The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $331,143,335 and $331,762,385 respectively.

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share).

(6) Line of Credit
The Series and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $91. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (the Series) (one of the series constituting MFS Variable Insurance Series) as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Series at December 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                  VVM-2 02/00 1M